UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2017
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 20, 2017, TRI Pointe Group, Inc. (the “Company”) entered into a Modification Agreement (the “Modification”) to its Amended and Restated Credit Agreement, dated as of July 7, 2015 (as modified, supplemented or amended, the “Credit Agreement”). The Modification was entered into by and among the Company, the lenders party to the Credit Agreement and U.S. Bank National Association, d/b/a Housing Capital Company, as administrative agent. The Modification, among other things, (i) extends the maturity date of the revolving credit facility to May 18, 2021, (ii) decreases the total commitments under the facility from $625 million to $600 million, and (iii) gives the Company the option to make offers to the lenders to extend the maturity date of the facility in twelve-month increments, subject to the satisfaction of certain conditions.

The foregoing description is qualified in its entirety by reference to the Modification, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) List of Exhibits

Exhibit No.	Description
10.1	Modification Agreement, dated as of June 20, 2017, among TRI Pointe Group, Inc., U.S. Bank National Association, d/b/a Housing Capital Company, and the lenders party thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2017

TRI Pointe Group, Inc.

By:	/s/ Bradley W. Blank
Bradley W. Blank Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Modification Agreement, dated as of June 20, 2017, among TRI Pointe Group, Inc., U.S. Bank National Association, d/b/a Housing Capital Company, and the lenders party thereto